OroAndes Resource Corp.

TERMINATION AGREEMENT

THIS AGREEMENT made as of July 8, 2008

BETWEEN:

OROANDES RESOURCE CORP. (formerly AVALANCHE MINERALS LTD.), a corporation incorporated under the laws of Canada, having offices at Suite 910-510 Burrard Street, Vancouver, BC, V6C 3A8

(“OroAndes”)

AND:

ALMADORO MINERALS CORP. (formerly OPES EXPLORATION INC.), a Nevada corporation having an address at 9620 Williams Road, Richmond, BC, V7A 1H2

(“Almadoro”)

THIS AGREEMENT witnesses that in consideration of the premises, the sum of $10 now paid by each of the parties to the other and the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

1.
The Mining Option Agreement (the “Mining Option Agreement”) between OroAndes and Almadoro made as of the 27th day of December, 2007 with respect to certain mining claims in Ecuador is hereby terminated.  Neither party shall have any further rights or obligations under the Mining Option Agreement.

2.
OreAndes shall forthwith refund to Almadoro the sum of $20,000 paid by Almadoro under the Mining Option Agreement and Almadoro agrees that no other amounts paid by Almadoro under or in connection with the Mining Option Agreement are to be refunded or repaid to it.

3.	This Agreement is the entire agreement of the parties pertaining to the subject matter hereof.

4.	This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

Suite 910- 510 Burrard Street, Vancouver B.C. V6C 3A8
Phone# 604-662-8186 Fax# 604-662-8170 Email: itranstech@yahoo.com

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THE PARTIES have executed this Agreement as of the date first above written.

OROANDES RESOURCE CORP.                                                                                                ALMADORO MINERALS CORP.

By:           /s/ Authorized Signatory                                                                           By:           /s/ Authorized Signatory

Authorized Signatory                                                                                                Authorized Signatory

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